Exhibit 10.13

2007 EQUITY INCENTIVE PLAN

OF

NIMBLEGEN SYSTEMS, INC.

1.	PURPOSE

The purpose of the Plan is to provide for compensation alternatives for certain Employees, Directors and Consultants using or based on the common stock of the Company. These alternatives are intended to be used as a means to attract and retain superior Employees, Directors and Consultants, to provide a stronger incentive for such Employees, Directors and Consultants to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, and in combination with these goals, to provide Employees, Directors and Consultants with a proprietary interest in the performance and growth of the Company.

2.	DEFINITIONS

Unless the context otherwise requires, the following terms shall have the meanings set forth below:

(a) “Administrator” shall mean the compensation committee of the Board of Directors with respect to grants to Employees or Consultants under the Plan and the Board of Directors with respect to grants to Directors under the Plan. If there is no compensation committee, the Administrator in all instances shall be the Board of Directors.

(b) “Average Trading Price” shall mean, with respect to any period, the average of the Fair Market Values on the last trading day of each full and each partial calendar quarter included within such period; provided, however, that, in the case of a period ending prior to the end of the first calendar quarter, “Average Trading Price” shall mean, with respect to such period, the Fair Market Value on the day on which such partial calendar quarter ends.

(c) “Award” shall mean an Option, Restricted Stock, an SAR, Deferred Stock or Performance Shares granted under the Plan.

(d) “Board of Directors” shall mean the board of directors of the Company.

(e) “Cause” shall mean termination of a Participant’s employment with the Company or service as a Consultant upon, as applicable, (1) any failure of the Participant to substantially perform his or her duties with the Company (other than by reason of illness) which occurs after the Company has delivered to the Participant a demand for performance which specifically identifies the manner in which the Company believes the Participant has failed to perform his or her duties, and the Participant fails to resume performance of his or her duties on a continuous basis within fourteen (14) days after receiving such demand, (2) such Participant’s commission of a material violation of any law or regulation applicable to the Company or a Subsidiary or the Participant’s activities in respect of the Company or a Subsidiary, (3) such Participant’s commission of any material act of dishonesty or disloyalty involving the Company or a Subsidiary, (4) in the case of an Employee, such Participant’s chronic absence from work other than by reason of a serious health condition, (5) such Participant’s commission of a crime which substantially relates to the circumstances of his or her position with the Company or a Subsidiary or which has material adverse effect on the Company or a Subsidiary, or (6) the willful engaging by such Participant in conduct which is demonstrably and materially injurious to the Company or a Subsidiary.

(f) “Change in Control” shall mean the first to occur of the following:

(1) The acquisition by any individual, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-three percent (33%) or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions of Outstanding Company Common Stock and/or Outstanding Company Voting Securities shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a reorganization, merger, statutory share exchange or consolidation which would not be a Change in Control under Subparagraph (f)(3) hereof; or

(2) Individuals who, as of the date hereof, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened “election contest” or other actual or threatened “solicitation” (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) of proxies or consents by or on behalf of a person other than the Incumbent Board; or

(3) Consummation of a reorganization, merger, statutory share exchange or consolidation, unless, following such reorganization, merger, statutory share exchange or consolidation, (A) more than two-thirds (2/3) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, statutory share exchange or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, statutory share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, statutory share exchange or consolidation, (B) no person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, statutory share exchange or consolidation and any person beneficially owning, immediately prior to such reorganization, merger, statutory share exchange or consolidation, directly or indirectly, thirty-three percent (33%) or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, thirty-three percent (33%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, statutory share exchange or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, statutory share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

(4) Consummation of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (i) more than two-thirds (2/3) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, thirty-three percent (33%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, thirty-three percent (33%) or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such sale or other disposition of assets of the Company.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(h) “Company” shall mean NimbleGen Systems, Inc., a Delaware corporation.

(i) “Consultant” shall mean an individual who is a not an Employee or a member of the Board of Directors and who is providing service, as a consultant or other service provider, to the Company or a Subsidiary.

(j) “Deferred Stock” shall mean a right to receive one or more Shares from the Company in accordance with, and subject to, Paragraph 11 of the Plan.

(k) “Deferred Stock Agreement” shall mean the agreement between the Company and a Participant confirming the terms under which Deferred Stock has been granted to such Participant.

(l) “Director” shall mean an individual who is a member of the Board of Directors.

(m) “Disability” shall mean (1) with respect to an Employee or a Consultant, a physical or mental incapacity which, as determined by the Administrator, results in an Employee ceasing to be an Employee or a Consultant, and (2) with respect to a Director, a physical or mental incapacity which results in a Director’s termination of membership on the Board of Directors; provided, however, that where an Award is granted to a Participant who is subject to U.S. federal income tax with terms such that it is nonqualified deferred compensation for purposes of Section 409A of the Code, “Disability” shall mean (1) a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (2) a Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participant’s employer.

(n) “Employee” shall mean any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company or a Subsidiary as an independent contractor, a consultant, or an employee of an employment, consulting or a temporary agency or any other entity other than the Company or a Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or a Subsidiary during such period.

(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” shall mean, as of any date, the value of the Shares determined as follows:

(1) If the Shares are listed on any established stock exchange or national market system, “Fair Market Value” shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If there are no market quotations for the Shares on such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

(2) Notwithstanding Subparagraph (p)(1) hereof, on the date that the initial public offering of the Shares occurs, “Fair Market Value” shall be the price at which stock is sold in the initial public offering, not the closing price (or closing bid, if no sales were reported) on the date of the initial public offering.

(3) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, “Fair Market Value” shall be the mean between the high bid and low asked prices for the Shares such date. If there are no bid or asked prices for the Shares on such date, the determination shall be made by reference to the last date preceding such date for which there are bid and asked prices.

(4) In the absence of an established market for the Shares, “Fair Market Value” shall be the fair market value of a Share as determined in good faith by the Administrator in conformity with pertinent law and accounting standards, with the Administrator’s determination being binding on the Company, the Participants and all other persons for all purposes.

(q) “Grant Value” of an SAR means the Fair Market Value of a Share on the date of the grant.

(r) “Option” shall mean an option to purchase Shares.

(s) “Option Agreement” shall mean the agreement between the Company and a Participant confirming the terms under which an Option has been granted to such Participant.

(t) “Participant” shall mean an Employee, Director or Consultant to whom an Award has been granted under the Plan.

(u) “Performance Shares” shall mean a right to receive Shares from the Company upon the attainment of specified performance goals in accordance with, and subject to, Paragraph 12 of the Plan.

(v) “Performance Shares Agreement” shall mean the agreement between the Company and a Participant confirming the terms under which Performance Shares have been granted to the Participant.

(w) “Plan” shall mean the 2007 Equity Incentive Plan of the Company.

(x) “Restricted Period” shall mean the period prior to which all Shares subject to, or issued in respect of, an Award have vested.

(y) “Restricted Stock” shall mean Shares granted to a Participant by the Administrator which are subject to restrictions imposed under Paragraph 9 of the Plan.

(z) “Restricted Stock Agreement” shall mean the agreement between the Company and a Participant confirming the terms under which Restricted Stock has been granted to such Participant.

(aa) “Restricted Stock Unit” shall mean a right to receive Shares from the Company in accordance with, and subject to, Paragraph 9 of the Plan.

(bb) “Restricted Stock Units Agreement” shall mean the agreement between the Company and a Participant confirming the terms under which Restricted Stock Units have been granted to such Participant.

(cc) “Retirement” shall mean (1) in the case of an Employee, termination of employment with the Company and its Subsidiaries on or after the attainment of age 65 or such other time as the Administrator shall provide, and (2) in the case of a Director, termination of the Director’s service on the Board of Directors after ten or more years of continuous service on the Board of Directors.

(dd) “SAR” shall mean a stock appreciation right with respect to Shares granted under the Plan.

(ee) “SAR Agreement” shall mean the agreement between the Company and a Participant confirming the terms under which an SAR has been granted to such Participant.

(ff) “Share” or “Shares” shall mean the $0.001 par value common stock of the Company.

(gg) “Subsidiary” shall mean any entity in which the Company owns, directly or indirectly, more than 50% of the voting interests entitled to vote in the election of directors, or any comparable governing body if the entity does not have directors.

3.	AWARDS AVAILABLE UNDER THE PLAN

The Administrator may grant Options, Restricted Stock, Restricted Stock Units, SARs, Deferred Stock and Performance Shares under the Plan.

4.	SHARES RESERVED UNDER PLAN

The aggregate number of Shares which may be issued under the Plan pursuant to the exercise, settlement or grant of Awards is 1,100,000 Shares, all of which may be issued pursuant to incentive stock options under Section 422 of the Code; provided, however, that such aggregate number of Shares shall not exceed the number from time to time equal to the total number of authorized Shares under the certificate of incorporation of the Company less the sum of (1) the number of outstanding Shares, plus (2) the number of Shares reserved for conversion of outstanding preferred stock into Common Stock, plus (3) the number of Shares reserved for issuance pursuant to outstanding options or warrants to purchase shares of Common Stock granted by the Company. Shares issued under the Plan may be treasury Shares or authorized but unissued Shares, or a combination of the two, subject to adjustment as provided in Paragraph 15 hereof. For purposes of determining the maximum number of Shares available for issuance under the Plan, (1) any Shares which have been issued as Restricted Stock which are forfeited to the Company shall be treated, following such forfeiture, as Shares which have not been issued, (2) the number of Shares deemed issued in respect of SARs upon exercise thereof shall equal the full number of SARs granted in respect of which such exercise is made, notwithstanding that a lesser number of Shares or amount of cash representing Shares may have been actually issued or paid upon such exercise, (3) Shares tendered, either actually or by attestation, to the Company as full or partial payment for such exercise of an Option under this Plan shall be treated as issued hereunder, and (4) any Shares which are used in settlement of tax withholding obligations with respect to an Award shall be treated as issued hereunder.

5.	ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Administrator, which shall have full and exclusive power to interpret the Plan, to determine which Employees, Directors or Consultants are Participants, to grant waivers of Award restrictions, to determine the provisions of Award agreements and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. All determinations of the Administrator under the Plan shall be in its sole discretion and are binding on the Company, the Participants and all other persons.

6.	DELEGATION OF AUTHORITY

Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may delegate to the chief executive officer and to other senior officers of the Company its duties under the Plan pursuant to such conditions or limitations as the Administrator may establish. Any such delegation may be revoked by the Administrator at any time. Consistent with the foregoing, any delegation of authority may not extend to Awards or decisions governing persons who are officers of the Company under Section 16 of the Exchange Act.

7.	ELIGIBILITY

Employees, Directors and Consultants shall be eligible to receive Options, Restricted Stock, Restricted Stock Units, SARs, Deferred Stock and Performance Shares under the Plan. In determining the Employees, Directors and Consultants to whom Awards shall be granted and the number of Shares to be covered by each Award, the Administrator may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contributions to the success of the Company, and other such factors as the Administrator in its sole discretion shall deem relevant.

8.	OPTIONS: GENERAL PROVISIONS

Options granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

(a) Option Agreement. Any grant of an Option shall be confirmed by the execution of an Option Agreement. To the extent this Plan receives the requisite stockholder approval, Options can be designated as incentive stock options under Section 422 of the Code in the Option Agreement. If Options are not designated as incentive stock options, or do not meet the qualifications of Section 422 of the Code, such Options shall be nonqualified stock options.

(b) Option Exercise Price. The per share purchase price of the Shares under each Option granted pursuant to this Plan shall be determined by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant of such Option.

(c) Exercise; Vesting.

(1) Except as otherwise determined by the Administrator, an Option shall be exercisable by a written notice of exercise given to the Secretary of the Company accompanied by payment of the required exercise price as set forth in Paragraph 8(d) hereof.

(2) The Administrator in its sole discretion may grant Options that are fully vested or establish a vesting schedule with respect to an Option. Except as otherwise determined by the Administrator, an Option (i) shall be exercisable only to the extent the

Option is vested and (ii) shall vest according to the following schedule: (A) the Option shall vest as to one-fourth of the Shares covered by the Option on the first anniversary of the date of grant of the Option, and (B) the Option shall vest as to another one-fourth of the Shares covered by the Option on each of the three (3) subsequent anniversaries of such date, provided that the Participant is still an Employee, a Director, or a Consultant, as the case may be, on each such vesting date. The Administrator may permit the exercise of an Option to the extent unvested. If so permitted, then upon the exercise of an Option or portion of an Option that has not vested, the Shares received pursuant to such exercise to the extent attributable to the unvested portion of the Option shall be Restricted Stock subject to Paragraph 9 hereof, and having a vesting schedule the same as the vesting schedule of the Option or portion of the Option in respect of which the Shares were received.

(3) Notwithstanding the foregoing, except as otherwise determined by the Administrator, all outstanding Options held by a Participant shall become fully vested and immediately exercisable in full, upon the first to occur of the Participant’s death or Disability while an Employee, a Director or a Consultant, as the case may be.

(4) Except as otherwise determined by the Administrator, upon the occurrence of a Change in Control while a Participant is an Employee, a Director, or a Consultant, as the case may be, all outstanding Options held by such Participant shall become fully vested and immediately exercisable in full.

(5) Notwithstanding the foregoing, no Option shall be exercisable subsequent to ten years after its date of grant. Every Option which has not been exercised within ten years of its date of grant shall lapse upon the expiration of such ten-year period unless it shall have lapsed at an earlier date.

(d) Payment of Exercise Price. The exercise price shall be payable in whole or in part in cash (including through participation in a broker-assisted exercise program), Shares held by the Participant, or such other consideration consistent with the Plan’s purpose and applicable law as may be determined by the Administrator from time to time. Unless otherwise determined by the Administrator, such price shall be paid in full at the time that an Option is exercised. If the Participant, elects to pay all or a part of the exercise price in Shares, such Participant may make such payment by delivering to the Company a number of Shares already owned by the Participant, either directly or by attestation, which are equal in value to the purchase or exercise price. All Shares so delivered shall be valued for this purpose at their Fair Market Value on the day on which such Shares are delivered.

(e) Cessation of Status. Except as determined otherwise by the Administrator:

(1) Upon the Retirement of an Employee or a Director, such Employee (with respect to an Option granted to him or her in the capacity of an Employee) or Director (with respect to an Option granted to him or her in the capacity of a Director) shall have one year from the date of such Retirement to exercise any Option granted hereunder as to all or part of the Shares subject to such Option to the extent that as of such Retirement such Participant was vested in such Option; provided, however, that no Option shall be exercisable subsequent to ten years from its date of grant.

(2) Any Participant who ceases to be an Employee, a Director or a Consultant due to Disability shall have one year from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten years from its date of grant.

(3) In the event of the death of a Participant while an Employee, a Director, or a Consultant, as the case may be, any Option, as to all or any part of the Shares subject to such Option, granted to such Participant shall be exercisable:

(A) for one year after the Participant’s death, but in no event subsequent to ten years from its date of grant; and

(B) only (i) by the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, (ii) by the personal representative, administrator, or other representative of the estate of the deceased Participant, or by the person or persons to whom the deceased Participant’s rights under the Option shall pass by will or the laws of descent and distribution.

(4) A Participant who holds (including following cessation of employment or service) an Option who has designated a beneficiary for purposes of Subparagraph 8(e)(3)(B)(i) hereof may change such designation at any time, by written notice given to the Secretary of the Company, subject to such conditions and requirements as the Administrator may prescribe in accordance with applicable law.

(5) If a Participant ceases to be an Employee, a Director or a Consultant for a reason other than those specified above, such Employee or Consultant (with respect to an Option granted to him or her in the capacity of an Employee or Consultant) or Director (with respect to an Option granted to him or her in the capacity of a Director) shall have ninety days from the date of such cessation to exercise any such Option with respect to such of the Shares subject thereto as to which such Participant then has a present right to exercise; provided, however, that no Option shall be exercisable subsequent to ten years from its date of grant. Notwithstanding the foregoing, if a person ceases to be an Employee or a Consultant because of a termination of employment or service for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation.

(f) Extension of Periods. The Administrator in its sole discretion may increase the periods permitted for exercise of an Option if a Participant ceases to be an Employee, a Director or a Consultant as provided in Subparagraphs 8(e)(1), (2), (3) and (5) hereof if allowable under applicable law; provided, however, in no event shall an Option be exercisable subsequent to ten years from its date of grant.

(g) Transferability. Except as otherwise provided in the remainder of this Paragraph 8(g) or determined by the Administrator, an Option shall not be transferable or subjected to execution, attachment or similar process, and during the lifetime of the Participant shall be exercisable only by the Participant. A Participant shall have the right to transfer an Option granted to such Participant upon such Participant’s death, either to the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant’s will or under the laws of descent and distribution, subject to any limitations set forth in this Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of this Plan to the same extent as would be the Participant.

(h) Nature of Options. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any Options granted hereunder, or any right to exercise any of the rights or privileges of a stockholder with respect to any Options until Shares are issued in connection with any exercise.

9.	RESTRICTED STOCK / RESTRICTED STOCK UNITS

Restricted Stock or Restricted Stock Units granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

(a) Grants. The terms of any grant of Restricted Stock or Restricted Stock Units shall be confirmed by the execution of a Restricted Stock Agreement or Restricted Stock Unit Agreement or, in the case of an Option over Restricted Stock, such terms shall be confirmed by the execution of an Option Agreement.

(b) Restrictions on Restricted Stock. Restricted Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered for the Restricted Period, subject to the provisions of this Paragraph 9. In the event that a Participant shall sell, assign, convey, donate, pledge, transfer or otherwise dispose of or encumber the Restricted Stock, such Restricted Stock shall be forfeited to the Company.

(c) Vesting Conditions. The Administrator shall determine the conditions under which Restricted Stock or Restricted Stock Units shall vest. The Administrator may set vesting conditions based solely upon the continued employment of a Participant who is an Employee or the continued service of a Participant who is a Director or Consultant during the applicable vesting period and/or may specify vesting conditions based upon the achievement of specific performance objectives.

(d) Cessation of Status. Except as determined otherwise by the Administrator:

(1) If a Participant ceases to be an Employee, a Director or a Consultant for any reason, then except as provided in Subparagraphs 9(d)(2) and 9(e) hereof, such Employee or Consultant (with respect to Restricted Stock or Restricted Stock Units granted to him or her in the capacity of an Employee or a Consultant), or such Director (with respect to Restricted Stock or Restricted Stock Units granted to him or her in the capacity of a Director) shall forfeit all Restricted Stock and all unvested Restricted Stock Units held by such Participant.

(2) Upon the Retirement of an Employee or Director, or upon the death or Disability of an Employee, Director or Consultant, all restrictions applicable to any Restricted Stock then held by such a Participant shall immediately lapse and all unvested Restricted Stock Units held by such a Participant shall immediately vest.

(e) Vesting on Change in Control. Except as determined otherwise by the Administrator, and notwithstanding anything to the contrary herein contained, upon the occurrence of a Change in Control while a Participant is an Employee, a Director or a Consultant, as the case may be, the restrictions applicable to any Restricted Stock then held by such Participant shall immediately lapse and any Restricted Stock Units then held by such Participant shall immediately vest.

(f) Retention of Certificates. The Company will retain custody of the stock certificates representing Restricted Stock during the Restricted Period, as well as a stock power signed by the Participant to be used in the event the Restricted Stock is forfeited to the Company.

(g) Transferability of Restricted Stock Units. Except as provided below, Restricted Stock Units may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process; provided, however, Shares distributed in respect of such Restricted Stock Units may be transferred in accordance with applicable securities laws. Any transfer, attempted transfer, or purported transfer of Restricted Stock Units by a Participant shall be null and void. A Participant shall have the right to transfer Restricted Stock Units upon such Participant’s death, either to the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall prescribe or approve), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant’s will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

(h) No Rights as Shareholders for Participants Holding Restricted Stock Units. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any Restricted Stock Units granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any Restricted Stock Units or any Shares distributable with respect to any Restricted Stock Units until such Shares are so distributed.

(i) Distribution of Shares with Respect to Restricted Stock Units. Each Participant who holds Restricted Stock Units shall be entitled to receive from the Company one Share for each Restricted Stock Unit, as adjusted from time to time in the manner set forth in Paragraph 15, below. However, the Company, as determined in the sole discretion of the Administrator at the time of grant only, shall be entitled to settle its obligation to deliver Shares by instead making a payment of cash substantially equal to the fair market value of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Administrator, substantially equal to the fair market value of the Shares the Company would otherwise be obligated to deliver. The fair market value of a Share for this purpose will mean the Fair Market Value on the business day immediately preceding the date of the cash payment. Except as otherwise determined by the Administrator at the time of the grant, Restricted Stock Units shall vest and Shares shall be distributed to the Participant in respect thereof as of the vesting date; provided, however, if any grant of Restricted Stock Units to a Participant who is subject to U.S. federal income tax is nonqualified deferred compensation for purposes of Section 409A of the Code, cash or Shares shall only be distributed in a manner such that Section 409A of the Code will not cause the Participant to become subject to penalties and/or interest thereunder; and provided, further, that no cash or Shares shall be distributed in respect of Restricted Stock Units prior to the date on which such Restricted Stock Unit vest.

(j) Dividends and Distributions with Respect to Restricted Stock Units. On the first day of each calendar year, each Participant who holds Restricted Stock Units and who remains an Employee, Director or Consultant (as applicable) on such date, shall be granted, automatically and specifically without further action of the Board of Directors or the Administrator, a number of additional Restricted Stock Units equal to (i) the aggregate amount of dividends (or distributions) which would have been received by a shareholder holding a number of Shares equal to the number of Restricted Stock Units held by such Participant on the record date of any such dividend or distribution on such date, divided by (ii) the Average Trading Price for the preceding calendar year. A Participant who ceases to be an Employee or a Director or a Consultant (as applicable) shall be granted, automatically and specifically without further action of the Board of Directors, on the day following the date of such cessation, a number of additional Restricted Stock Units equal to (1) the total amount of dividends which would have been received by the Participant during the portion of the year ending when such cessation occurs if the Restricted Stock Units held by the Participant on the record date of any such dividend had been outstanding Shares on such date, (2) divided by the Average Trading Price for the period from January 1 of such year through the date of such cessation. In the event of any distribution other than cash, the foregoing shall be applied based on the fair market value of the property distributed. Additional Restricted Stock Units granted under this Subparagraph 9(j) shall vest and be distributed on the same terms and in the same proportions as the Restricted Stock Units to which the dividends and distributions relate.

10.	SARs

Each SAR granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

(a) Grants. The terms of any grant of SARs shall be confirmed by the execution of an SAR Agreement.

(b) Grant Value. The Grant Value of each SAR granted pursuant to this Plan shall be the Fair Market Value of a Share on the date of grant.

(c) Exercise; Vesting.

(1) The Administrator in its sole discretion may grant SARs that are fully vested or establish a vesting schedule with respect to an SAR. An SAR shall be exercisable only to the extent vested. Except as otherwise determined by the Administrator, an SAR shall be exercisable by a Participant by a written notice of exercise given to the Secretary of the Company.

(2) Notwithstanding the foregoing, except as otherwise determined by the Administrator, all outstanding SARs held by a Participant shall become fully vested and immediately exercisable in full, upon the first to occur of the Participant’s death or Disability while an Employee, a Director or a Consultant, as the case may be.

(3) Except as otherwise determined by the Administrator, upon the occurrence of a Change in Control while a Participant is an Employee, a Director or a Consultant, all outstanding SARs held by such Participant shall become immediately exercisable.

(4) Notwithstanding the foregoing, no SAR shall be exercisable subsequent to ten years from its date of grant. Every SAR which has not been exercised within ten years of its date of grant shall lapse upon the expiration of such ten-year period unless it shall have lapsed at an earlier date.

(d) Rights on Exercise. An SAR shall entitle the Participant to receive from the Company upon exercise a number of Shares determined in accordance with the following formula. First, determine (1) the excess of the Fair Market Value of one Share on the date of exercise over (2) the Grant Value for such SAR as set forth in the applicable SAR Agreement. Second, multiply such excess by (3) the number of SARs exercised. Third, divide the product by (4) the Fair Market Value of one Share on the date of exercise to determine the number of Shares to which the Participant is entitled from the SAR exercise

(e) Cessation of Status. Except as determined otherwise by the Administrator:

(1) Upon the Retirement of an Employee or a Director, such Employee (with respect to an SAR granted to him or her in the capacity of an Employee) or Director (with respect to an SAR granted to him or her in the capacity of a Director) shall have one year from the date of such Retirement to exercise any SAR granted hereunder to the extent that as of such Retirement such Participant was vested in such SAR; provided, however, that no SAR shall be exercisable subsequent to ten years from its date of grant.

(2) Any Participant who ceases to be an Employee, a Director or a Consultant due to Disability shall have one year from the date of such cessation to exercise any SAR granted hereunder; provided, however, that no SAR shall be exercisable subsequent to ten years from its date of grant.

(3) In the event of the death of a Participant while an Employee, a Director, or a Consultant, as the case may be, any SAR granted to such Participant shall be exercisable:

(A) for one year after the Participant’s death, but in no event subsequent to ten years from its date of grant; and

(B) only (i) by the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, (ii) by the personal representative, administrator, or other representative of the estate of the deceased Participant, or by the person or persons to whom the deceased Participant’s rights under the SAR shall pass by will or the laws of descent and distribution.

(4) A Participant who holds (including following cessation of employment or service) an SAR who has designated a beneficiary for purposes of Subparagraph 10(e)(3)(B)(i) hereof may change such designation at any time, by written notice given to the Secretary of the Company, subject to such conditions and requirements as the Administrator may prescribe in accordance with applicable law.

(5) If a Participant ceases to be an Employee, a Director or a Consultant for a reason other than those specified above, such Employee or Consultant (with respect to an SAR granted to him or her in the capacity of an Employee or Consultant) or Director (with respect to an SAR granted to him or her in the capacity of a Director) shall have ninety days from the date of such cessation to exercise any such SAR to which such Participant then has a present right to exercise; provided, however, that no SAR shall be exercisable subsequent to ten years from its date of grant. Notwithstanding the foregoing, if a person ceases to be an Employee or a Consultant because of a termination of employment or service for Cause, to the extent an SAR is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation.

(f) The Administrator in its sole discretion may increase the periods permitted for exercise of an SAR if a Participant ceases to be an Employee, a Director or a Consultant as provided in Subparagraphs 10(e)(1), (2), (3) and (5) hereof if allowable under applicable law; provided, however, in no event shall an SAR be exercisable subsequent to ten years from its date of grant.

(g) Transferability. Except as otherwise provided in this Paragraph 10(g) or determined by the Administration, an SAR shall not be transferable or subjected to execution, attachment or similar process, and during the lifetime of the Participant shall be exercisable only by the Participant. A Participant shall have the right to transfer the SARs upon such Participant’s death, either to the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant’s will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

(h) Nature of SARs. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any SARs granted hereunder, or any right to exercise any of the rights or privileges of a stockholder with respect to any SARs until Shares are issued in connection with any exercise.

11.	DEFERRED STOCK

Deferred Stock granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

(a) Grants. The terms of any grant of Deferred Stock shall be confirmed by the execution of a Deferred Stock Agreement.

(b) Distributions of Shares. Each Participant who holds Deferred Stock shall be entitled to receive from the Company one Share for each share of Deferred Stock, as adjusted from time to time in the manner set forth in Paragraph 15 hereof. However, the Company, as determined in the sole discretion of the Administrator at the time of grant only, shall be entitled to settle its obligation to deliver Shares by instead making a payment of cash substantially equal to the fair market value of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Administrator, substantially equal to the fair market value of the Shares the Company would otherwise be obligated to deliver. The fair market value of a Share for this purpose will mean the Fair Market Value on the business day immediately preceding the date of the cash payment. Deferred Stock shall vest and Shares shall be distributed to the Participant in respect thereof at such time or times as determined in the Deferred Stock Agreement; provided, however, that, with respect to Deferred Stock that is treated as nonqualified deferred compensation under Section 409A of the Code, Shares shall only be distributed in accordance with the rules of Section 409A and any guidance issued thereunder (including any delay in distribution required if a Participant is a specified employee); and provided, further, that no Shares shall be distributed in respect of Deferred Stock prior to the date on which such Deferred Stock vests.

(c) Cessation of Status. Except as otherwise determined by the Administrator:

(1) If a Participant ceases to be an Employee, a Director or a Consultant for any reason, then except as provided in Subparagraphs 11(c)(2) and 11(d) hereof, such Employee or Consultant (with respect to Deferred Stock granted to him or her in the capacity of an Employee or a Consultant) or such Director (with respect to Deferred Stock granted to him or her in the capacity of a Director) shall forfeit all Deferred Stock held by such Participant on the date of termination that has not vested.

(2) Upon the Retirement of an Employee or a Director, all Deferred Stock then held by the Employee (which was granted to him or her in the capacity of an Employee), or all Deferred Stock then held by the Director (which was granted to him or her in the capacity of a Director), as the case may be, or upon the death or Disability of an Employee, Director or Consultant, all Deferred Stock then held by such Participant shall immediately vest.

(d) Vesting on Change in Control. Except as determined by the Administrator notwithstanding anything to the contrary herein contained, upon the occurrence of a Change in Control while a Participant is employed by the Company or a Subsidiary or is a Director or Consultant, all unvested Deferred Stock then held by such Participant shall immediately vest.

(e) Transferability. Deferred Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process; provided, however, Shares distributed in respect of such Deferred Stock may be transferred in accordance with applicable securities laws. A Participant shall have the right to transfer Deferred Stock upon such Participant’s death, either to the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall prescribe or approve), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant’s will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

(f) No Rights as a Stockholder. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any Deferred Stock granted hereunder, or any right to exercise any of the rights or privileges of a stockholder with respect to any Deferred Stock until Shares are distributed to the Participant.

(g) Dividends and Distributions. On the first day of each calendar year, each Participant who holds Deferred Stock and who remains an Employee, Director or Consultant on such date, shall be granted, automatically and specifically without further action of the Board of Directors or the Administrator, a number of shares of Deferred Stock equal to (1) the aggregate amount of dividends (or other distributions) which would have been received by the Participant during the immediately preceding year if the Deferred Stock held by the Participant (whether or not vested) on the record date of any such dividend or distribution had been outstanding Shares on such date, (2) divided by the Average Trading Price for the preceding calendar year. A Participant who ceases to be an Employee or a Director or a Consultant (as applicable) shall be granted, automatically and specifically without further action of the Board of Directors, on the day following the date of such cessation, a number of shares of Deferred Stock equal to (1) the total amount of dividends which would have been received by the Participant during the portion of the year ending when such cessation occurs if the Deferred Stock held by the Participant (whether or not vested) on the record date of any such dividend had been outstanding Shares on such date, (2) divided by the Average Trading Price for the period from January 1 of such year through the date of such cessation. In the event of any distribution other than cash, the foregoing shall be applied based on the fair market value of the property distributed. Additional shares of Deferred Stock granted under this Subparagraph 11(g) shall be settled and Shares distributed in respect of such Deferred Stock at the same time as the Deferred Stock to which the dividends and distributions relate.

12.	PERFORMANCE SHARES

Performance Shares granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

(a) Nature of Performance Shares. The grant of any Performance Shares entitles the Participant to be granted Shares upon the attainment of performance goals specified in the Performance Shares Agreement. The Administrator in its sole discretion shall determine the performance goals (at target or other levels of performance) applicable to each Award of Performance Shares, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares. Shares underlying any Award of Performance Shares shall be adjusted from time to time in the manner set forth in Paragraph 15 hereof.

(b) Rights as a Stockholder. A Participant receiving an Award of Performance Shares shall have the rights of a stockholder only as to Shares issued under the Plan upon the attainment of specified performance goals and not with respect to Shares subject to the Award but not issued to the Participant. A Participant shall be entitled to receive Shares only upon attainment of specified performance goals within the period specified in the Performance Shares Agreement, as certified by the Administrator.

(c) Cessation of Status. Except as determined otherwise by the Administrator, if a Participant ceases to be an Employee, a Director or a Consultant for any reason, then such Employee or Consultant (with respect to Performance Shares granted to him or her in the capacity of an Employee or a Consultant) or such Director (with respect to Performance Shares granted to him or her in the capacity of a Director) shall forfeit all Performance Shares held by such Participant on the date of termination that has not vested.

(d) Vesting on Change in Control. Except as determined otherwise by the Administrator, notwithstanding anything to the contrary herein contained, upon the occurrence of a Change in Control while a Participant is an Employee, a Director or a Consultant, all unearned and unvested Performance Shares then held by such Participant shall immediately become earned and shall vest as if the target level of performance established for each Award of Performance Shares had been achieved.

(e) Transferability. Performance Shares may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process; provided, however, that Shares distributed in respect of such Performance Shares may be transferred in accordance with applicable securities laws.

13.	FOREIGN AWARD RECIPIENTS

Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, the Administrator shall have the power and authority in its sole discretion to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Subparagraph 4(a) hereof; and (e) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

14.	LAWS AND REGULATIONS

Each Option Agreement, Restricted Stock Agreement, Restricted Stock Units Agreement, SAR Agreement, Deferred Stock Agreement or Performance Shares Agreement shall contain such representations, warranties and other terms and conditions as shall be necessary in the opinion of counsel to the Company to comply with all applicable federal and state securities laws. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until (a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Participant of such documents and information as the Administrator may deem necessary or appropriate in connection with such registration or qualification.

15.	ADJUSTMENT PROVISIONS

(a) Share Adjustments. In the event of any stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, any distribution of cash or other property to the stockholders (other than a regular cash dividend), the total number of Shares authorized to be offered in accordance with Paragraph 4 hereof and any other limitations contained in Paragraph 4 hereof, the number of Shares subject to each outstanding Option, the number of Shares of

Restricted Stock or Restricted Stock Units then held by each Participant, the number of shares to which each then outstanding SAR or Award of Deferred Stock or Performance Shares relates, the exercise price applicable to each outstanding Option and the Grant Value of each outstanding SAR shall be adjusted in such equitable and proportionate manner as determined by the Administrator. No fractional Share shall be issued under the Plan resulting from any such adjustment but the Administrator in its sole discretion may make a cash payment in lieu of a fractional Share.

(b) Acquisitions. In the event of a merger or consolidation of the Company with another corporation or entity, or a sale or disposition by the Company of all or substantially all of its assets, the Administrator shall have authority in its sole discretion to provide for (1) waiver in whole or in part of any remaining restrictions or vesting requirements in connection with any Award granted hereunder, (2) the conversion of outstanding Options, Restricted Stock, Restricted Stock Units, SARs, Deferred Stock or Performance Shares into cash and/or (3) the conversion of Awards into the right to receive securities of another person upon such terms and conditions as are determined by the Administrator in its sole discretion.

(c) Binding Effect. Any adjustment, waiver, conversion or other action taken by the Administrator under this Paragraph 15 shall be conclusive and binding on all Participants and the Company and their respective successors and assigns.

16.	TAXES

The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required to be withheld under applicable law in connection with any Award, and the Company may defer making delivery of Shares until arrangements satisfactory to it have been made with respect to any such withholding obligations. If a Participant is permitted by the Administrator to do so, the Participant may, at his or her election, satisfy his or her obligation for payment of required withholding taxes by having the Company retain a number of Shares having an aggregate Fair Market Value on the date the Shares are withheld equal to the amount of the required withholding tax. If the Company will not accept Shares for payment of withholding taxes, the Participant must transfer cash to the Company equal to the withholding obligation. The tax withheld will not exceed the minimum required by law.

17.	EFFECTIVENESS OF THE PLAN

The Plan, as approved by the Board of Directors and the stockholders of the Company, shall become effective as of the date of such stockholder approval, and any amendment and/or restatement of the Plan shall become effective as of the date of approval by the Board of Directors, except that, if any amendment or restatement is subject to stockholder approval, the date of stockholder approval instead shall be the effective date.

18.	TERMINATION AND AMENDMENT

Unless the Plan shall theretofore have been terminated as hereinafter provided, no Award shall be granted after the tenth anniversary of the date this Plan is approved by the Board of Directors. The Board of Directors may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including, but not limited to, such modifications or amendments as it shall deem advisable in order to conform to any law or regulation applicable thereto; provided, however, that the Board of Directors may not, without further approval of the holders of a majority of the Shares voted at any meeting of stockholders at which a quorum is present and voting, adopt any amendment to the Plan for which stockholder approval is required under tax, securities or any other applicable law. No termination, modification or amendment of the Plan may, without the consent of the Participant, adversely affect the rights of such Participant under an outstanding Award then held by the Participant.

Except as otherwise provided in this Plan, the Administrator may amend an outstanding Award or any Option Agreement, Restricted Stock Agreement, Restricted Stock Units Agreement, SAR Agreement, Deferred Stock Agreement or Performance Shares Agreement; provided, however, that the Participant’s consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not adversely affect the Participant. The Administrator may also modify or amend the terms of any Award granted under the Plan for the purpose of complying with, or taking advantage of, income or other tax or legal requirements or practices of foreign countries which are applicable to Participants.

Notwithstanding the above to the contrary, the Board of Directors or the Administrator may amend the Plan or any Award Agreement at any time, without the consent of any Participant, in order to cause the Plan or such Award Agreement to meet the requirements of Section 409A of the Code and any guidance promulgated thereunder in order to avoid causing any Participant to become subject to interest and/or penalties that would otherwise by imposed under Section 409A of the Code. In the event this Plan is terminated, any amounts allocated to a Participant hereunder that are subject to Section 409A of the Code shall be distributed to the Participant only in a manner permitted under Section 409A of the Code and any guidance promulgated thereunder.

19.	OTHER BENEFIT AND COMPENSATION PROGRAMS

Payments and other benefits received by an Employee under an Award granted pursuant to the Plan shall not be deemed a part of such Employee’s regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, or have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or any Subsidiary unless expressly so provided by such other plan, contract or arrangement, unless required by law, or unless the Administrator expressly determines otherwise.

20.	NO RIGHT TO EMPLOYMENT OR SERVICE.

The Plan shall not confer upon any person any right to continue employment or service with the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate any person’s employment or service at any time.

21.	SEVERABILITY

In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

22.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to the laws of any other jurisdiction that otherwise would govern under conflict of law principles.